SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest reported) February 22, 2002

                               Inventoy.com, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                   333-                          13-418563
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(State or other jurisdiction    (Commission                  (IRS Employer
of incorporation                File Number)                 Identification No.)

         6786 Willowood Drive, Suite G1006
                 Boca Raton, Florida                         33434
       ----------------------------------------            ----------
       (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: (561) 482-6952
                                                    --------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 8. CHANGE IN FISCAL YEAR

      On February 22, 2002, the Board of Directors of Inventoy.com, Inc. ("Inventoy" or the "Company") approved a change of the Company's fiscal year to December 31 from July 31, effective February 22, 2002, and directed that a Form 10-Q/T report be filed by April 8, 2002 with the Securities and Exchange Commission for the five month period ended December 31, 2001.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 26, 2002               Inventoy.com, Inc.
                                        (Registrant)


                                      By: /s/ Ed Kaplan
                                         ----------------------------------
                                         Ed Kaplan, President, Chairman and
                                         Chief Executive Officer